EXHIBIT 32.1
                                                                    ------------



THE FOLLOWING CERTIFICATION ACCOMPANIES THE ISSUER'S QUARTERLY REPORT ON FORM 10-Q AND IS NOT FILED, AS PROVIDED IN SEC RELEASE NOS. 33-8238, 34-47986 AND IC-26068, DATED JUNE 5, 2003.

                Certification Pursuant to 18 U.S.C. Section 1350,
                    As Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of BrandPartners Group, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          By:  /S/  JAMES F. BROOKS
                                             --------------------------
                                              James F. Brooks
                                              Chief Executive Officer

                                              August 13, 2004



                                          By: /S/  SUZANNE VERRILL
                                             --------------------------
                                              Suzanne Verrill
                                              Chief Financial Officer

                                              August 13, 2004



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE ISSUER AND WILL BE RETAINED BY THE ISSUER AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.




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